                                                                    Exhibit 99.1


                               ABS NEW TRANSACTION

                           REVISED AVAILABLE FUNDS CAP

                          $[300,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                   MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC2


              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]


                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  JUNE 10, 2003


-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch") and not by the issuer of the $&ties or any of its affiliates. The issuer of these securities has not prepared 01taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to my third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rate slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212)449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 CPR=VOLUNTARY ONLY
                                 CDR=INVOLUNTARY
                                                 Scenario 1                 Scenario 2                    Scenario 3
                                                 ----------                 ----------                    ----------
1ml (1st period & thereafter)=                         1.32                       1.32   20.00                  1.32   20.00
6ml (1st period & thereafter)=                       1.2263                     1.2263   20.00                1.2263   20.00
                                 Pricing speed               Pricing speed                      15% CPR
                                                                                                40% CPR


                                 CPR=VOLUNTARY ONLY
                                 CDR=INVOLUNTARY
                                                       Scenario 4                                   Scenario 5
                                                       ----------                                   ----------
1ml (1st period & thereafter)=                               1.32   20.00                                 1.32   10.00
6ml (1st period & thereafter)=                             1.2263   20.00                               1.2263   10.00
                                 15% CPR                                    15% CPR                                     15% CPR
                                 40% CPR                                    40% CPR                                     40% CPR
                                 3% CDR/35% Severity                        6% CDR/70% Severity
                                 0 day delay                                0 day delay

                                 CPR=VOLUNTARY ONLY
                                 CDR=INVOLUNTARY
                                           Scenario 6             Scenario 7                                Scenario 8
                                           ----------             ----------                                ----------
1ml (1st period & thereafter)=                   1.32                   1.32   10.00                              1.32   10.00
6ml (1st period & thereafter)=                 1.2263                 1.2263   10.00                            1.2263   10.00
                                 15% CPR                15% CPR                        15% CPR
                                 40% CPR                40% CPR                        40% CPR
                                                                                       Without benefit of
                                                                                       1ML Cap

                       AVAILABLE    AVAILABLE   AVAILABLE     AVAILABLE         AVAILABLE     AVAILABLE   AVAILABLE   AVAILABLE
PERIOD      DATE       FUNDS CAP    FUNDS CAP   FUNDS CAP     FUNDS CAP         FUNDS CAP     FUNDS CAP   FUNDS CAP   FUNDS CAP
------      ----       ---------    ---------   ---------     ---------         ---------     ---------   ---------   ---------
  1       7/25/2003      6.708        6.708       6.708          6.708             6.708         6.708       6.708       6.708
  2       8/25/2003      6.310        7.000       7.002          7.002             7.002         6.302       7.002       6.302
  3       9/25/2003      6.342        7.042       7.046          7.046             7.047         6.328       7.046       6.328
  4      10/25/2003      6.585        7.293       7.300          7.301             7.302         6.565       7.300       6.565
  5      11/25/2003      6.401        7.117       7.128          7.130             7.133         6.378       7.128       6.378
  6      12/25/2003      6.669        7.365       7.379          7.382             7.386         6.641       7.379       6.614
  7       1/25/2004      6.506        7.181       7.201          7.206             7.211         6.476       7.201       6.423
  8       2/25/2004      6.557        7.210       7.234          7.240             7.247         6.526       7.234       6.445
  9       3/25/2004      7.064        7.684       7.711          7.718             7.726         7.030       7.711       6.911
  10      4/25/2004      6.661        7.260       7.295          7.305             7.315         6.628       7.295       6.485
  11      5/25/2004      6.932        7.502       7.542          7.552             7.564         6.902       7.542       6.721
  12      6/25/2004      6.732        7.307       7.353          7.366             7.380         6.715       7.353       6.523
  13      7/25/2004      6.980        7.548       7.599          7.614             7.629         6.965       7.599       6.758
  14      8/25/2004      6.777        7.350       7.408          7.425             7.444         6.764       7.408       6.557
  15      9/25/2004      6.798        7.371       7.434          7.454             7.475         6.788       7.434       6.573
  16     10/25/2004      7.046        7.611       7.680          7.701             7.724         7.038       7.680       6.809
  17     11/25/2004      6.839        7.409       7.485          7.510             7.536         6.833       7.485       6.604
  18     12/25/2004      7.087        7.648       7.730          7.757             7.786         7.084       7.730       6.839
  19      1/25/2005      6.878        7.444       7.533          7.563             7.595         6.878       7.533       6.632
  20      2/25/2005      6.896        7.461       7.556          7.589             7.624         6.899       7.556       6.646
  21      3/25/2005      7.655        8.193       8.292          8.326             8.363         7.662       8.292       7.372
  22      4/25/2005      7.217        9.143       9.009          9.047             9.088         7.187       9.009       8.080
  23      5/25/2005      7.473        9.449       9.296          9.336             9.381         7.444       9.296       8.357
  24      6/25/2005      7.248        9.179       9.028          9.072             9.120         7.221       9.028       8.080
  25      7/25/2005      7.695        9.650       9.515          9.576             9.643         7.707       9.515       8.558
  26      8/25/2005      7.453        9.363       9.229          9.293             9.364         7.465       9.229       8.263
  27      9/25/2005      7.460        9.362       9.219          9.287             9.361         7.472       9.219       8.245
  28     10/25/2005      7.715       10.339      10.038         10.107            10.185         7.729      10.038       9.054
  29     11/25/2005      7.473       10.037       9.735          9.808             9.889         7.488       9.735       8.742
  30     12/25/2005      7.729       10.341      10.007         10.084            10.169         7.745      10.007       9.006
  31      1/25/2006      7.487       10.030       9.698          9.778             9.868         7.504       9.698       8.690
  32      2/25/2006      7.494       10.027       9.680          9.763             9.857         7.512       9.680       8.663
  33     11/25/2005      8.309       11.020      10.596         10.683            10.780         8.329      10.596       9.571
  34     12/25/2005      7.543       10.780      10.208         10.298            10.399         7.555      10.208       9.176
  35      1/25/2006      7.804       11.120      10.496         10.590            10.695         7.817      10.496       9.456
  36      2/25/2006      7.561       10.782      10.164         10.261            10.371         7.574      10.164       9.116

  37      3/25/2006      7.822       11.107      10.439         10.539            10.654         7.837      10.439       9.384
  38      4/25/2006      7.503       10.771      10.109         10.213            10.332         7.425      10.109       9.046
  39      5/25/2006      7.502       10.769      10.084         10.192            10.315         7.422      10.084       9.014
  40      6/25/2006      7.751       11.698      10.773         10.883            11.010         7.666      10.773       9.696
  41      7/25/2006      7.500       11.349      10.431         10.545            10.677         7.415      10.431       9.348
  42      8/25/2006      7.749       11.690      10.707         10.825            10.961         7.659      10.707       9.617
  43      9/25/2006      7.499       11.333      10.363         10.485            10.626         7.409      10.363       9.267
  44     10/25/2006      7.498       11.326      10.329         10.454            10.600         7.406      10.329       9.226
  45     11/25/2006      8.300       12.440      11.281         11.410            11.561         8.196      11.281      10.173
  46     12/25/2006      7.496       11.349      10.285         10.418            10.574         7.400      10.285       9.171
  47      1/25/2007      7.745       11.691      10.557         10.694            10.854         7.644      10.557       9.437
  48      2/25/2007      7.494       11.335      10.218         10.359            10.525         7.394      10.218       9.093
  49      3/25/2007      7.743       11.675      10.486         10.631            10.802         7.637      10.486       9.356
  50      4/25/2007      7.492       11.319      10.151         10.300            10.476         7.388      10.151       9.015
  51      5/25/2007      7.491       11.315      10.119         10.272            10.453         7.385      10.119       8.979
  52      6/25/2007      7.740       11.684      10.402         10.559            10.745         7.628      10.402       9.257
  53      7/25/2007      7.489       11.331      10.071         10.232            10.423         7.379      10.071       8.921
  54      8/25/2007      7.738       11.669      10.334         10.499            10.695         7.623      10.334       9.180
  55      9/25/2007      7.487       11.315      10.005         10.174            10.375         7.374      10.005       8.847
  56     10/25/2007      7.486       11.307       9.972         10.145            10.352         7.371       9.972       8.810
  57     11/25/2007      8.001       12.014      10.545         10.721            10.933         7.877      10.545       9.379
  58     12/25/2007      7.484       11.291       9.907         10.088            10.306         7.366       9.907       8.738
  59      1/25/2008      7.733       11.628      10.165         10.350            10.573         7.608      10.165       8.992
  60      2/25/2008      7.482       11.277       9.845         10.034            10.262         7.360       9.845       8.668
  61      3/25/2008      7.730       11.613      10.101         10.294            10.528         7.603      10.101       8.921
  62      4/25/2008      7.480       11.261       9.782          9.979            10.219         7.355       9.782       8.599
  63      5/25/2008      7.479       11.253       9.751          9.952            10.197         7.352       9.751       8.566
  64      5/25/2008      7.727       11.588      10.005         10.209            10.460         7.595      10.005       8.817
  65      6/25/2008      7.477       11.238       9.690          9.899            10.155         7.348       9.690       8.499
  66      7/25/2008      7.725       11.573       9.942         10.155            10.417         7.590       9.942       8.750
  67      8/25/2008      7.475       11.223       9.630          9.847            10.115         7.343       9.630       8.436
  68      9/25/2008      7.474       11.215       9.601          9.822            10.095         7.340       9.601       8.404
  69     10/25/2008      8.274       12.302      10.468         10.693            10.971         8.124      10.468       9.270
  70     11/25/2008      7.472       11.199       9.542          9.772            10.056         7.336       9.542       8.343
  71     12/25/2008      7.720       11.531       9.791         10.024            10.314         7.578       9.791       8.590
  72      1/25/2009      7.470       11.184       9.486          9.723            10.019         7.331       9.486       8.283
  73      2/25/2009      7.718       11.515       9.733          9.974         356798472.000     7.573       9.733       8.529
  74      3/25/2009      7.468       11.168       9.430          9.675             9.675         7.327       9.430       8.226
  75      4/25/2009      7.467       11.160       9.403          9.652             9.652         7.325       9.403       8.198
  76      5/25/2009      7.715       11.490       9.648          9.901             9.901         7.567       9.648       8.442
  77      6/25/2009      7.465       11.144       9.349          9.606             9.606         7.321       9.349       8.143
  78      7/25/2009      7.713       11.475       9.593          9.854             9.854         7.563       9.593       8.387
  79      8/25/2009      7.463       11.129       9.297          9.561             9.561         7.317       9.297       8.090
  80      9/25/2009      7.462       11.121       9.271          9.539             9.539         7.318       9.271       8.064
  81     10/25/2009      8.261       12.194      10.107      369763058.571         0.000         8.107      10.107       8.900
  82     11/25/2009      7.461       11.106       9.220          9.220             0.000         7.327       9.220       8.014

  83     12/25/2009      7.708       11.433       9.462          9.462             0.000         7.576       9.462       8.256
  84      1/25/2010      7.459       11.091       9.171          9.171             0.000         7.337       9.171       7.966
  85      2/25/2010      7.706       11.417       9.412          9.412             0.000         7.586       9.412       8.207
  86      3/25/2010      7.458       11.075       9.123          9.123             0.000         7.347       9.123       7.919
  87      4/25/2010      7.465       11.067       9.100          9.100             0.000         7.352       9.100       7.896
  88      5/25/2010      7.721       11.392       9.339          9.339             0.000         7.602       9.339       8.137
  89      6/25/2010      7.479       11.051       9.053          9.053             0.000         7.363       9.053       7.852
  90      7/25/2010      7.736       11.376       9.292          9.292             0.000         7.614       9.292       8.092
  91      8/25/2010      7.494       11.035       9.009          9.009             0.000         0.000       9.009       7.810
  92      9/25/2010      7.501       11.028       0.000          0.000             0.000         0.000       0.000       0.000
  93     10/25/2010      8.314       12.085       0.000          0.000             0.000         0.000       0.000       0.000
  94     11/25/2010      7.518       11.012       0.000          0.000             0.000         0.000       0.000       0.000
  95     12/25/2010      7.777       11.335       0.000          0.000             0.000         0.000       0.000       0.000